SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA FUNDS

Transamerica International Equity

Transamerica International Small Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

Transamerica Strategic High Income

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Transamerica TS&W International Equity VP

1801 California Street, Suite 5200

Denver, CO 80202

February 8, 2018

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding the approval by the Boards of Trustees (the “Board”) of Transamerica Funds and Transamerica Series Trust of the new sub-advisory agreements with respect to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-advisory agreement for your Fund(s). We encourage you to store this document with your Transamerica investment information.

Thompson, Siegel & Walmsley LLC (“TS&W”) remains the sub-adviser to each Fund. TS&W previously sub-advised the Funds in accordance with investment sub-advisory agreements (the “Prior Sub-Advisory Agreements”) between TS&W and Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment manager. On November 10, 2017, in the second tranche of a two part transaction, Old Mutual plc sold a minority interest in OM Asset Management plc, an indirect equity owner of TS&W, to HNA Capital US. This transaction may have constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended, of the Prior Sub-Advisory Agreements with TS&W which, if an assignment, would have resulted in the automatic termination of the agreements. In anticipation of part two of the transaction, the Board considered and unanimously approved the continued retention of TS&W as the Funds’ sub-adviser and approved new sub-advisory agreements with TS&W to take effect upon the closing of the second tranche of the transaction. The enclosed Joint Information Statement contains information regarding the new sub-advisory agreements.

If you have any questions, please call the following phone numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday:

Fund	Phone Number
Transamerica International Equity Transamerica International Small Cap Value Transamerica Mid Cap Value Opportunities Transamerica Small/Mid Cap Value Transamerica Strategic High Income	1-888-233-4339

Transamerica Small/Mid Cap Value VP Transamerica TS&W International Equity VP	1-800-851-9777

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica International Equity

Transamerica International Small Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

Transamerica Strategic High Income

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Transamerica TS&W International Equity VP

February 8, 2018

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Boards of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST, each a registered investment company, are each organized as Delaware statutory trusts.

The Joint Information Statement provides information regarding the approval by the Board of new sub-advisory agreements on behalf of the Funds. The Funds are sub-advised by Thompson, Siegel & Walmsley LLC (“TS&W”) pursuant to agreements between Transamerica Asset Management, Inc. (“TAM”) and TS&W, copies of which are attached hereto as Exhibit A (the “New Sub-Advisory Agreements”). The New Sub-Advisory Agreements became necessary due to the closing of a transaction that may have resulted in an assignment and automatic termination of the prior sub-advisory agreements.

On November 10, 2017, in the second tranche of a two-step transaction, Old Mutual plc sold 14.5% of OM Asset Management plc (“OMAM”) shares to HNA Capital US (“HNA”). The sale of the first tranche, comprising 9.95% of OMAM shares, was completed on May 12, 2017. OMAM is a multi-boutique asset management company which holds an indirect equity interest in TS&W. This transaction may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreements between TAM and TS&W, which, if an assignment, would have resulted in their automatic termination. The Board approved the New Sub-Advisory Agreements in anticipation of step two of the transaction, and the agreements took effect upon the closing of the second tranche of the transaction.

This Joint Information Statement is provided in lieu of a proxy statement to shareholders of record of the Funds as of November 10, 2017 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (“SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the 1940 Act, of the parties to the agreement (“Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreements to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about February 8, 2018. TS&W will bear all of the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to shareholders.

Shares of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. These contract holders and policy owners are not shareholders of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP. For ease of reference, shareholders of Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income and contract and policy owners of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP are collectively referred in this Joint Information Statement as “shareholders.”

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income is October 31. The fiscal year end of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income and 1-800-851-9777 for Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more investors who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the phone number or address set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Funds’ websites until at least July 1, 2018 at www.transamericafunds.com (for Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income) or www.transamericaseriestrust.com (for Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP). A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at the following telephone numbers:

Fund	Phone Number
Transamerica International Equity Transamerica International Small Cap Value Transamerica Mid Cap Value Opportunities Transamerica Small/Mid Cap Value Transamerica Strategic High Income	1-888-233-4339

Transamerica Small/Mid Cap Value VP Transamerica TS&W International Equity VP	1-800-851-9777

TRANSAMERICA FUNDS

Transamerica International Equity

Transamerica International Small Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

Transamerica Strategic High Income

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Transamerica TS&W International Equity VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.	This Joint Information Statement is being furnished by the Board to inform shareholders of the Funds of the acquisition of a minority interest in OMAM, an indirect equity owner of TS&W, by HNA on November 10, 2017 in the second tranche of a two-step transaction. This transaction may have constituted an “assignment,” within the meaning of the 1940 Act, of the sub-advisory agreements between TAM and TS&W, which, if an assignment, would have resulted in their automatic termination. TS&W continues to act as sub-adviser for the Funds under the New Sub-Advisory Agreements.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements subject to Board approval and without shareholder approval under certain circumstances. This Joint Information Statement provides information regarding the New Sub-Advisory Agreements. Based upon information provided by TAM and TS&W, the Board believes this change will have no material effect on the Funds and their shareholders.

Q.	Am I being asked to vote on anything?

A.	No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the New Sub-Advisory Agreements, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the continued retention of TS&W as the Funds’ sub-adviser and the approval of the New Sub-Advisory Agreements with TS&W. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was TS&W retained as sub-adviser for the Funds?

A.	The material terms of the New Sub-Advisory Agreements are substantially similar to the material terms of the prior sub-advisory agreements between TS&W and TAM (the “Prior Sub-Advisory Agreements”). The fees and expenses associated with the New Sub-Advisory Agreements are not changing with the approval of the New Sub-Advisory Agreements. In addition, the quality of the services that TS&W provides for the Funds will not be materially impacted by the acquisition. TS&W retains the same investment processes, key personnel and other support systems as under the Prior Sub-Advisory Agreements. After full and complete discussion, the Board approved the continued retention of TS&W as the Funds’ sub-adviser and the New Sub-Advisory Agreements. The key factors considered by the Board are discussed later in this Joint Information Statement.

JOINT INFORMATION STATEMENT

At a meeting of the Board held on September 13-14, 2017, the Board approved, at TAM’s recommendation, new sub-advisory agreements for the Funds as described below, effective upon the closing of the second tranche of the transaction.

The prior sub-advisory agreement between TS&W and TAM with respect to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income was dated February 28, 2011, as amended (the “Prior Transamerica Funds TS&W Sub-Advisory Agreement”). The prior sub-advisory agreement between TS&W and TAM with respect to Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP was dated May 1, 2013, as amended (together with the Prior Transamerica Funds TS&W Sub-Advisory Agreement, the “Prior Sub-Advisory Agreements”). The Prior Sub-Advisory Agreements may have terminated automatically when a minority interest in OMAM, an indirect equity owner of TS&W, was purchased by HNA on November 10, 2017 in the second tranche of a two-step transaction. It was determined that this transaction may have constituted an “assignment” of the Prior Sub-Advisory Agreements between TS&W and TAM under the 1940 Act. An assignment would have resulted in the automatic termination of the Prior Sub-Advisory Agreements, giving rise to the necessity for the Board to approve, at an in-person meeting, new sub-advisory agreements between TAM and TS&W with respect to the Funds (the “New Sub-Advisory Agreements”).

THE FUND AND ITS MANAGEMENT AGREEMENT

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of the Funds pursuant to a Management Agreement (the “Management Agreement”) dated March 1, 2016, which was last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of the Management Agreement, TAM, among other things, (i) regularly provides the Funds with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to the Funds, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreement are not expected to change in light of the transaction.

No officer or Board Member of the Funds is a director, officer or employee of TS&W. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in TS&W or any other person controlling, controlled by or under common control with TS&W. Since the Record Date, none of the Board Members of the Funds has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which TS&W or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENT

TS&W has served as sub-adviser to Transamerica International Equity since March 1, 2011, Transamerica TS&W International Equity VP since May 1, 2013, Transamerica International Small Cap Value since January 4, 2013, Transamerica Strategic High Income since March 1, 2014, Transamerica Mid Cap Value Opportunities since April 30, 2014, and Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP since December 4, 2016. TS&W provided sub-advisory services to the Funds pursuant to the Prior Sub-Advisory Agreements between TAM and TS&W. TS&W was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the Prior Sub-Advisory Agreements and the investment objective, strategies and policies of the Funds. With the exception of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP, the Prior

Sub-Advisory Agreements were last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. The Prior Sub-Advisory Agreements for Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP were last approved by the Board, including a majority of Independent Board Members, on September 15-16, 2016.

As discussed below under the caption “Evaluation by the Board,” the Board authorized TAM to enter into the New Sub-Advisory Agreements with TS&W on behalf of the Funds, effective upon the closing of the second tranche of the transaction.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

The terms of the Prior Sub-Advisory Agreements and those of the New Sub-Advisory Agreements are substantially similar. The sub-advisory fee rates payable by TAM to TS&W have remained the same under the New Sub-Advisory Agreements. A description of the sub-advisory fee rates appear below under the caption “Sub-Advisory Fees.” The New Sub-Advisory Agreements were approved by the Board on September 13-14, 2017 and became effective as of November 10, 2017.

Under the terms of the New Sub-Advisory Agreements, subject to the supervision of the Trusts’ Board and TAM, TS&W shall regularly provide the Funds, with respect to such portion of each Fund’s assets as shall be allocated to TS&W by TAM from time to time (the “Allocated Assets”), with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by notice in writing to TS&W. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Advisory Agreements provide that TS&W will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of Section 28(e) of the Securities Exchange Act of 1934, and/or to any other fund or account over which TS&W or its affiliates exercise investment discretion. The New Sub-Advisory Agreements also provide that, subject to such policies and procedures as may be adopted by the Board and officers of the Funds, TS&W may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where TS&W has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or TS&W’s overall responsibilities with respect to the Funds and to other funds and clients for which TS&W exercises investment discretion. The Board may adopt policies and procedures that modify and restrict TS&W’s authority regarding the execution of each Fund’s portfolio transactions. The Prior Sub-Advisory Agreements contained the same provisions.

Each New Sub-Advisory Agreement provides that it: (i) may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of each Fund; (ii) may be terminated by TAM upon written notice to TS&W, without the payment of any penalty; (iii) may be terminated at any time by TS&W upon 90 days’ written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) and shall not be assignable by TAM without the consent of TS&W. The Prior Sub-Advisory Agreements contained the same provisions.

As compensation for the services performed by TS&W under the New Sub-Advisory Agreements, TAM shall pay TS&W out of the management fee it receives with respect to each Fund, as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As described below under the caption “Sub-Advisory Fees,” the compensation TS&W receives from TAM under the New Sub-Advisory Agreements is the same as it received under the Prior Sub-Advisory Agreements.

The New Sub-Advisory Agreements require that TS&W, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by any of them and reasonably available to TS&W relating to the services provided pursuant to the New Sub-Advisory Agreements, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Advisory Agreements state that TS&W shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that TS&W is not protected against any liability to TAM or the Funds to which TS&W would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Sub-Advisory Agreements. The Prior Sub-Advisory Agreements contained the same provisions.

The New Sub-Advisory Agreements provide that, unless otherwise advised in writing by TAM, TS&W shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with TS&W’s proxy voting policies and procedures without consultation with TAM or the Funds. The Prior Sub Advisory Agreements contained the same provisions.

The New Sub-Advisory Agreements provide that they shall each be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. The New Sub-Advisory Agreements also provide that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, than such action shall be brought in the New York Supreme Court. The Prior Sub-Advisory Agreements provided that they shall each be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the New Sub-Advisory Agreements. The summary of the New Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the New Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Fund	Management Fee
Transamerica Small/Mid Cap Value Transamerica Small/Mid Cap Value VP

0.79% of the first $350 million

0.78% over $350 million up to $500 million

0.765% over $500 million up to $750 million

0.755% over $750 million up to $1 billion

0.735% over $1 billion up to $1.5 billion

0.73% over $1.5 billion up to $2 billion

0.725% in excess of $2 billion

Transamerica International Equity Transamerica TS&W International Equity VP	0.77% of the first $500 million 0.75% over $500 million up to $1 billion 0.72% over $1 billion up to $2 billion 0.69% in excess of $2 billion
Transamerica International Small Cap Value	0.995% of the first $300 million 0.93% over $300 million up to $750 million 0.88% in excess of $750 million
Transamerica Mid Cap Value Opportunities	0.70% of the first $750 million 0.695% over $750 million up to $1.5 billion 0.685% over $1.5 billion up to $2 billion 0.6775% in excess of $2 billion
Transamerica Strategic High Income	0.69% of the first $600 million 0.66% over $600 million up to $1 billion 0.63% over $1 billion up to $2 billion 0.615% in excess of $2 billion

The net assets are equal to the market value of each Fund. Fees are accrued daily and paid by each Fund monthly. As of December 31, 2017, the net assets of the Funds were as follows:

Fund	Net Assets
Transamerica Small/Mid Cap Value	$902,033,244
Transamerica Small/Mid Cap Value VP	$602,566,749
Transamerica International Equity	$5,696,453,582
Transamerica TS&W International Equity VP	$146,500,808
Transamerica International Small Cap Value	$922,178,959
Transamerica Mid Cap Value Opportunities	$1,637,130,664
Transamerica Strategic High Income	$137,157,889

SUB-ADVISORY FEES

The sub-advisory fees to be paid by TAM to TS&W have not changed in connection with the transaction involving TS&W and the New Sub-Advisory Agreements’ fee schedules are identical to that of the Prior Sub-Advisory Agreements.

Under the New Sub-Advisory Agreements, TAM (not the Funds) pays TS&W the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Fund	Investment Sub-Advisory Fee
Transamerica Small/Mid Cap Value* Transamerica Small/Mid Cap Value VP*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% over $2 billion
Transamerica International Equity** Transamerica TS&W International Equity VP**	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion 0.265% of net assets in excess of $2 billion
Transamerica International Small Cap Value	0.475% of the first $300 million 0.45% over $300 million up to $750 million 0.40% over $750 million
Transamerica Mid Cap Value Opportunities*	0.275% of the first $750 million 0.27% over $750 million up to $1.5 billion 0.265% over $1.5 billion up to $2 billion 0.26% over $2 billion
Transamerica Strategic High Income	0.30% of the first $100 million 0.25% over $100 million up to $600 million 0.225% over $600 million up to $1 billion 0.20% over $1 billion up to $2 billion 0.185% over $2 billion

*	For purposes of calculating sub-advisory fees, the average daily net assets are determined on a combined basis with respect to Transamerica Mid Cap Value Opportunities and the portions of each of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by TS&W.
**	For purposes of calculating sub-advisory fees, the average daily net assets are determined on a combined basis with respect to Transamerica International Equity and Transamerica TS&W International Equity VP.

The following tables show the management fees paid to TAM and sub-advisory fees paid by TAM to TS&W for the fiscal year ended October 31, 2017.

Transamerica International Equity

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$32,024,204	$0	$32,024,204	$12,398,807

Transamerica International Small Cap Value

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$7,211,914	$0	$7,211,914	$3,516,581

Transamerica Mid Cap Value Opportunities

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed		Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$9,535,671	-$	431,288	$9,104,383	$3,768,032

Transamerica Small/Mid Cap Value

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$6,728,801	$0	$6,728,801	$1,253,448

Transamerica Strategic High Income

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$914,588	$15,507	$930,095	$378,985

The following tables show the management fees paid to TAM and sub-advisory fees paid by TAM to TS&W for the fiscal year ended December 31, 2017.

Transamerica Small/Mid Cap Value VP

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$4,543,528	$0	$4,543,528	$921,868

Transamerica TS&W International Equity VP

Management Fees Payable to TAM (prior to waivers/expense reimbursements and recapture)	Management Fees Waived/Expenses Reimbursed	Management Fees Paid to TAM (after waivers/expense reimbursements and recapture)	Sub-Advisory Fees Paid by TAM to TS&W
$993,499	$0	$993,499	$354,528

INFORMATION REGARDING THE SUB-ADVISER

TS&W is a majority-owned subsidiary of OMAM and has been a registered investment adviser since 1970. As of September 30, 2017, TS&W had approximately $24.1 billion in total assets under management. TS&W’s principal business address is 6641 West Broad Street, Suite 600, Richmond, VA 23230.

Portfolio Managers

Transamerica International Equity

Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel &Walmsley LLC

Portfolio Manager of the Fund since 2011; Portfolio

Manager of TS&W International Equity Portfolio

from October 31, 2005 to February 28, 2011;

Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996

Transamerica TS&W International Equity VP

Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996

Transamerica International Small Cap Value

Name	Sub-Adviser	Positions Over Past Five Years
Brandon H. Harrell, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 1996

Stedman D. Oakey, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2013; Portfolio Manager at Thompson, Siegel & Walmsley LLC since 2011 and International Research Analyst since 2005

Transamerica Mid Cap Value Opportunities

Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2014; Chief Investment Officer; Portfolio Manager at Thompson, Siegel &Walmsley LLC since 2001

Transamerica Small/Mid Cap Value

Transamerica Small/Mid Cap Value VP

Name	Sub-Adviser	Positions Over Past Five Years
Brett P. Hawkins, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2016; Chief Investment Officer; Portfolio Manager at Thompson, Siegel &Walmsley LLC since 2001

Transamerica Strategic High Income

Name	Sub-Adviser	Positions Over Past Five Years
William M. Bellamy, CFA	Thompson, Siegel &Walmsley LLC	Portfolio Manager of the Fund since 2014; Director of Income Strategies of Thompson, Siegel & Walmsley LLC since 2002

Management and Governance

Listed below are the names, positions and principal occupations of the principal executive officers of TS&W as of December 31, 2017. The principal address of each individual as it relates to his or her duties at TS&W is the same as that of TS&W unless otherwise noted.

Name	Position with Thompson, Siegel &Walmsley LLC
Horace P. Whitworth	Manager, Chief Executive Officer, Chief Financial Officer, Chairman
Cheryl M. Sherman	Treasurer
John L. Reifsnider	Manager, Managing Director
Frank H. Reichel	Manager, President
Lori N. Anderson	Manager, Risk Manager, Director of Operations, Chief Compliance Officer
Aidan J. Riordan	Manager

Management Activities. TS&W acts as adviser or sub-adviser, as indicated, for the following registered investment companies, separately managed accounts and/or other commingled pools with investment objectives similar to the Funds:

Comparable Fund for which TS&W serves as Adviser or Sub-Adviser	Assets Managed by TS&W (as of December 31, 2017)	Advisory or Sub-advisory Fee Paid to TS&W (annually)
International:

AST New Discovery Asset Allocation Portfolio	AST: $118.0 million	AST: 0.40% of assets up to $500 million; 0.35% of assets in excess of $500 million

Strategic Advisers International Multi- Manager Fund	Strategic: $914.5 million	Strategic: 0.50% of the first $100 million in assets; 0.35% of the next $500 million in assets; 0.25% on any amount in excess of $600 million in assets

NVIT Multi-Manager International Value Fund	NVIT International: $561.4 million	NVIT International: 0.40% on Subadviser Assets up to $500 million; 0.35% on Subadviser Assets of $500 million and more

Mid Cap Value:

NVIT Multi-Manager MCV Fund	NVIT MCV: $339.1 million	NVIT MCV: 0.40% on Subadviser Assets up to $200 million; 0.30% on Subadviser Assets of $200 million and more

Active M U.S. Equity Fund	Active M: $112.2 million	Active M: 0.40% on the first $50 million of Aggregate Assets; 0.35% on the next $350 million of Aggregate Assets; 0.30% on all Aggregate Assets in excess of $400 million

EVALUATION BY THE BOARD

At a meeting of the Board held on September 13-14, 2017, the Board considered the continued retention of TS&W as each Fund’s sub-adviser. Following their review and consideration, the Board Members determined that the terms of the New Sub-Advisory Agreements were reasonable and in the best interests of the Funds and their shareholders. The Board, including the Independent Board Members, unanimously approved the New Sub-Advisory Agreements to take effect upon the closing of the second tranche of the transaction.

To assist the Board Members in their consideration of the New Sub-Advisory Agreements, the Board Members requested and received from TAM and TS&W certain materials and information in advance of their meeting at which the New Sub-Advisory Agreements were approved. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board Members considered:

(a) that TS&W would remain the sub-adviser to the Funds and that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by TS&W to each Fund and its investors, including compliance services;

(b) that TS&W expects to retain the same investment processes, key personnel and support systems following the transaction;

(c) that TS&W is an experienced and respected asset management firm and TAM believes that TS&W will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on an assessment of TS&W, investment personnel, and the sub-advisory services TS&W currently provides to the Funds; and

(d) that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable to TS&W by TAM.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by TS&W under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM and TS&W regarding the operations, facilities, organization and personnel of TS&W, that TS&W would remain the sub-adviser to the Funds, as well as the sub-advisory services provided by TS&W under the Prior Sub-Advisory Agreements. The Board Members noted that no changes were being proposed to either Fund’s principal investment strategies. The Board Members considered that TAM and TS&W have advised the Board Members that the transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by TS&W to the Funds and their investors, including compliance services. The Board Members considered that TS&W is an experienced and respected asset management firm and that no changes to the services of TS&W are expected to occur once the transaction is completed. In addition, the Board noted that TAM believes that, following the transaction, TS&W will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Funds based on the assessment of TS&W, its investment talent and the sub-advisory services currently being provided by TS&W to the Funds.

The Board Members noted TS&W’s past performance, investment management experience, capabilities and resources. Further, they also noted that it is expected that, after the transaction, the current portfolio managers and their respective investment teams will continue to sub-advise each Fund by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by TS&W under the New Sub-Advisory Agreements, the Board Members concluded that TS&W is capable of providing sub-advisory services to the Funds that are appropriate in scope and extent in light of the proposed investment programs for each Fund.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under the New Sub-Advisory Agreements noting that the proposed sub-advisory fee schedules payable by TAM to TS&W are the same as the fee schedule in the Prior Sub-Advisory Agreements. The Board Members noted that the management fee schedules for the Funds would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by TS&W under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

It was noted that the terms of the New Sub-Advisory Agreements have been negotiated at arm’s-length between TAM and TS&W, and that the Board had reviewed TS&W’s estimated profitability under the Prior Sub-Advisory Agreements in June of 2017, and would consider TS&W’s estimated profitability under the New Sub-Advisory Agreements in June of 2018 in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to TS&W in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by TS&W from its relationship with the Funds. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with TS&W, and that TS&W may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the New Sub-Advisory Agreements is in the best interests of each Fund and its investors and unanimously approved that the New Sub-Advisory Agreements to take effect upon the closing of the second tranche of the transaction.

BROKERAGE INFORMATION

With respect to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or TS&W for the fiscal year ended October 31, 2017.

With respect to Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or TS&W for the fiscal year ended December 31, 2017.

ADDITIONAL INFORMATION

TAM, the Trust’s investment manager, Transamerica Fund Services, Inc., the Trust’s transfer agent, and Transamerica Capital, Inc., the Trust’s principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of November 10, 2017, the Board Members and officers of Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund. As of November 10, 2017, the Board Members and officers of Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica International Equity:

Name & Address	Fund Name	Class	Percentage of Class Owned
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	A	36.94%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	A	26.48%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	A	9.34%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	A	5.39%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	Advisor	60.65%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica International Equity	Advisor	34.54%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica International Equity	C	14.19%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica International Equity	C	13.97%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica International Equity	C	13.23%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	C	12.57%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica International Equity	C	8.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	C	8.81%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica International Equity	C	7.86%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	I	36.10%
Charles Schwab & CO Inc 101 Montgomery St San Francisco CA 94104-4151	Transamerica International Equity	I	16.53%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	Transamerica International Equity	I	8.10%
Merrill Lynch Pierce Fenner & Smith Inc 4800 Deer Lake Dt E FL 2 Jacksonville FL 32246	Transamerica International Equity	I	6.32%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	22.35%

Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	20.46%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Equity	I2	12.40%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	9.93%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	8.65%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	6.90%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.40%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Equity	I2	5.35%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R	99.87%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R4	100.00%

State Street Bank & Trust Ttee Starwood Hotels & Resorts Worldwide Inc Savings And Retirement Plan 801 Pennsylvania Ave Kansas City MO 64105-1307	Transamerica International Equity	R6	25.22%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 401A 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	15.78%
Wells Fargo Bank Na FBO Macon Bibb County Ret Sys - Funds PO Box 1533 Minneapolis MN 55480-1533	Transamerica International Equity	R6	8.39%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica International Equity	R6	7.07%
Vanguard Fiduciary Trust Company FBO 401k Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica International Equity	R6	7.03%
Vrsco FBO Aigfsb Cust Ttee FBO Univ Of Kansas Hospital 457B 2727-A Allen Parkway, 4-D1 Houston TX 77019-2107	Transamerica International Equity	R6	6.32%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica International Equity	R6	6.09%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Equity	T1	100.00%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica International Small Cap Value:

Name & Address	Fund Name	Class	Percentage of Class Owned
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica International Small Cap Value	I	50.07%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica International Small Cap Value	I	38.02%
TD Ameritrade Inc PO Box 2226 Omaha NE 68103-2226	Transamerica International Small Cap Value	I	7.20%

Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	25.08%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	23.05%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	12.15%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	10.19%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	9.06%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.16%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Small Cap Value	I2	6.04%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Mid Cap Value Opportunities:

Name & Address	Fund Name	Class	Percentage of Class Owned
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	A	78.13%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	Advisor	100.00%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Mid Cap Value Opportunities	C	39.36%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Mid Cap Value Opportunities	C	13.19%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Mid Cap Value Opportunities	C	12.86%
Charles Schwab & CO Inc Special Custody Acct FBO Customers Attm Mutual Funds 101 Montgomery St San Francisco CA 94104-4151	Transamerica Mid Cap Value Opportunities	C	9.01%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	C	6.02%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	C	5.26%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	I	26.47%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	I	25.90%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Mid Cap Value Opportunities	I	9.83%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Mid Cap Value Opportunities	I	8.65%
Vanguard Fiduciary Trust Company FBO 401(k) Clients Attn: Investment Services PO Box 2600 Vm L20 Valley Forge PA 19482-2600	Transamerica Mid Cap Value Opportunities	I	8.30%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	30.43%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	26.30%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	12.47%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	8.42%
Transamerica Asset Allocation-Conservative VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	7.13%
Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	5.96%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Mid Cap Value Opportunities	I2	5.80%
Transamerica Asset Mgmt Inc Unregistered Products MFTC Ttee Transamerica Life Ins Co 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	I3	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R	95.70%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	R4	99.77%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept 4th Floor Jersey City NJ 07310-1995	Transamerica Mid Cap Value Opportunities	R6	72.93%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Mid Cap Value Opportunities	R6	24.46%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Mid Cap Value Opportunities	T1	100.00%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Small/Mid Cap Value:

Name & Address	Fund Name	Class	Percentage of Class Owned
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	A	33.16%
TCM Division Transamerica Advisors Life Ins Co Ml Life Variable Annuity Sp Acct D 4333 Edgewood Rd NE MS 4410 Cedar Rapids IA 52499-0001	Transamerica Small/Mid Cap Value	A	10.66%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	A	7.99%
Sammons Retirement Solution 4546 Corporate Dr Ste 100 Wdm IA 50266-5911	Transamerica Small/Mid Cap Value	A	5.70%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	A	5.07%
Td Ameritrade Inc For Our Customers PO Box 2226 Omaha NE 68103-2226	Transamerica Small/Mid Cap Value	Advisor	92.19%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value	Advisor	7.81%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	B	43.70%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	B	6.52%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	B	6.10%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	B	5.90%

Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	C	20.55%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	C	18.08%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	C	11.79%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	C	8.80%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6484	Transamerica Small/Mid Cap Value	C	7.10%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Small/Mid Cap Value	C	7.09%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	C	6.10%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	C	5.30%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	C	5.24%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Small/Mid Cap Value	I	19.98%
Merrill Lynch Fenner & Smith Inc 4800 Deer Lake Dr E Fl 2 Jacksonville FL 32246-6486	Transamerica Small/Mid Cap Value	I	17.43%
UBS WM USA Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	Transamerica Small/Mid Cap Value	I	15.57%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Small/Mid Cap Value	I	9.11%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Small/Mid Cap Value	I	7.69%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Small/Mid Cap Value	I	7.50%

Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Small/Mid Cap Value	I	5.21%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small/Mid Cap Value	I2	100.00%
Trs-Im 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	34.85%
Transamerica Life Insurance Co. 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	34.42%
Reliance Trust Company 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small/Mid Cap Value	R6	14.61%
Matrix Trust Company Cust. FBO Providence Medical Group, Inc. 717 17th Street Suite 1300 Denver CO 80202-3304	Transamerica Small/Mid Cap Value	R6	14.36%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value	T1	100.00%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Strategic High Income:

Name & Address	Fund Name	Class	Percentage of Class Owned
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	A	17.99%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Strategic High Income	A	16.75%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Strategic High Income	A	11.85%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	A	7.93%
RBC Capital Markets LLC Mutual Fund Omnibus Processing Attn Mutual Fund Ops Manager 510 Marquette Ave S Minneapolis MN 55402-1110	Transamerica Strategic High Income	A	6.35%

Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic High Income	A	5.32%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	Advisor	66.61%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	Advisor	33.39%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis MO 63103-2523	Transamerica Strategic High Income	C	19.31%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic High Income	C	13.43%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	Transamerica Strategic High Income	C	11.84%
Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	Transamerica Strategic High Income	C	11.80%
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	Transamerica Strategic High Income	C	9.66%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	C	8.25%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Strategic High Income	C	5.11%
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	I	68.61%
Raymond James 880 Carillon Pkwy St Petersburg FL 33716-1100	Transamerica Strategic High Income	I	5.67%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	I2	100.00%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Strategic High Income	T1	100.00%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Small/Mid Cap Value VP:

Name & Address	Fund Name	Class	Percentage of Class Owned
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	19.24%
TCM Division Transamerica Premier Life Ins Co Separate Account VA U 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	9.47%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Small/Mid Cap Value VP	Service	6.11%

As of November 10, 2017, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica TS&W International Equity VP:

Name & Address	Fund Name	Class	Percentage of Class Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Initial	96.48%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	74.78%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	8.46%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	8.41%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	Service	6.23%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of November 10, 2017, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Mid Cap Value Opportunities:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Mid Cap Value Opportunities	35,091,622.476	25.88%

As of November 10, 2017, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica Strategic High Income:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Charles Schwab & Co 211 Main St San Francisco CA 94105-1905	Transamerica Strategic High Income	4,516,186.072	36.56%

As of November 10, 2017, no shareholders owned of record 25% or more of the outstanding shares of Transamerica International Equity, Transamerica International Small Cap Value or Transamerica Small/Mid Cap Value.

As of November 10, 2017, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica TS&W International Equity VP:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	5,962,103.367	58.57%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica TS&W International Equity VP	3,014,873.805	29.38%

As of November 10, 2017, no shareholders owned of record 25% or more of the outstanding shares of Transamerica Small/Mid Cap Value VP.

Each Trust is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for each Trust as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by each Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary

February 8, 2018

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

Thompson, Siegel & Walmsley LLC

This Agreement, entered into as of November 10, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trusts listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision and oversight of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)	The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) except as otherwise agreed by TAM, the Subadviser and the Fund, the expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements or advertising materials. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not materially misleading. TAM and the Trust will provide the Subadviser with a reasonable period of time to review any future amendments or supplements prior to filing with the SEC.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is materially inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director - Investments

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Co-Chief Executive Officer

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*

Transamerica International Equity**	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% of net assets in excess of $2 billion

Transamerica International Small Cap Value	0.475% of the first $300 million; 0.45% over $300 million up to $750 million; and 0.40% over $750 million

Transamerica Mid Cap Value Opportunities***	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica Small/Mid Cap Value****	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion

Transamerica Strategic High Income	0.30% of the first $100 million; 0.25% over $100 million up to $600 million; 0.225% over $600 million up to $1 billion; 0.20% over $1 billion up to $2 billion; and 0.185% over $2 billion

*	As a percentage of average daily net assets on an annual basis.
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica TS&W International Equity VP.
***	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the portion of the assets of Transamerica Small/Mid Cap Value and Transamerica Small/Mid Cap Value VP that are sub-advised by Thompson, Siegel & Walmsley LLC.
****	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of the assets of Transamerica Small/Mid Cap Value VP that is sub-advised by Thompson, Siegel & Walmsley LLC.

INVESTMENT SUBADVISORY AGREEMENT

Thompson, Siegel & Walmsley LLC

This Agreement, entered into as of November 10, 2017 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Thompson, Siegel & Walmsley LLC, a Delaware limited liability company (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trusts listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision and oversight of the Trust’s Board of Trustees (the “Board”) and TAM, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements and the opportunity for legal review), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other Subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or Transamerica Funds or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

(e)	The Subadviser will review the security valuations of the Allocated Assets on a daily basis. If the Subadviser believes that the Fund’s carrying value for a security does not fairly represent the price that could be obtained for the security in a current market transaction, the Subadviser will notify TAM promptly. In addition, the Subadviser will be available to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) except as otherwise agreed by TAM, the Subadviser and the Fund, the expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement. The Subadviser shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM shall pay the Subadviser out of the advisory fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. The Subadviser may terminate the Agreement only upon giving 90 days’ advance written notice to TAM. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements or advertising materials. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Subadviser reserves the right to withdraw from the Trust the right to the use of its name and its marks, symbols or logos that misleadingly imply a continuing relationship between the Fund and the Subadviser or any of its affiliates, except to the extent that continued use is required by applicable laws, rules, and regulations.

11. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 11, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

12. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (as so amended and supplemented from time to time, the “Registration Statement”) and agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, filed with the SEC (or which will be filed with the SEC in the future) and represents and warrants that, solely with respect to the disclosure respecting or relating to the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, as of the date of this Agreement, and as of the date of any future amendments or supplements to the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not materially misleading. TAM and the Trust will provide the Subadviser with a reasonable period of time to review any future amendments or supplements prior to filing with the SEC.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement respecting or relating to the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact respecting or relating to the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”), as of the date of this Agreement and as of the date of any future amendments or supplements to the Registration Statement, is consistent with the manner in which the Subadviser is managing the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for a Fund is materially inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

13. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

14. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

16. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

17. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

18. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

19. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director - Investments

THOMPSON, SIEGEL & WALMSLEY LLC

By:	/s/ Horace P. Whitworth
Name:	Horace P. Whitworth
Title:	Co-Chief Executive Officer

Schedule A

FUNDS	INVESTMENT SUB-ADVISORY FEE*
Transamerica Small/Mid Cap Value VP**	0.275% of the first $750 million; 0.27% over $750 million up to $1.5 billion; 0.265% over $1.5 billion up to $2 billion; and 0.26% over $2 billion
Transamerica TS&W International Equity VP***	0.30% of assets up to $1 billion; 0.28% over $1 billion up to $2 billion; and 0.265% of net assets in excess of $2 billion

*	As a percentage of average daily net assets on an annual basis.
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica Mid Cap Value Opportunities, as well as with the portion of the assets of Transamerica Small/Mid Cap Value that is sub-advised by Thompson, Siegel & Walmsley LLC.
***	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with Transamerica International Equity.

TRANSAMERICA FUNDS

Transamerica International Equity

Transamerica International Small Cap Value

Transamerica Mid Cap Value Opportunities

Transamerica Small/Mid Cap Value

Transamerica Strategic High Income

TRANSAMERICA SERIES TRUST

Transamerica Small/Mid Cap Value VP

Transamerica TS&W International Equity VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income

or

1-800-851-9777 for Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value, Transamerica Strategic High Income, Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP (each a “Fund,” and collectively, the “Funds”). Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income are series of Transamerica Funds. Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP are series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement is to inform shareholders that, on November 10, 2017, Old Mutual plc, in the second tranche of a two part transaction, sold ownership minority interest in OM Asset Management plc, an indirect equity owner of Thompson, Siegel & Walmsley LLC (“TS&W”), to HNA Capital US (“HNA”). This transaction may have constituted an “assignment,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and TS&W with respect to the Funds, which, if an assignment, would have resulted in their automatic termination. The Board of Trustees of each of the Trusts approved new sub-advisory agreements between TAM and TS&W prior to the closing of the second tranche of the transaction, which took effect on November 10, 2017. TS&W continues to act as sub-adviser for the Funds under the new sub-advisory agreements. TAM continues to serve as the Funds’ investment manager. The Joint Information Statement provides information regarding the new sub-advisory agreements. Based upon information provided by TAM and TS&W, the Board believes this change will have no material effect on the Funds and their investors.

The Trusts, Funds, and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not “interested persons”, as defined in the 1940 Act, of the parties to the agreement, without obtaining investor approval. The Order instead requires that a joint information statement be sent to you. In lieu of physical delivery of the Joint Information Statement, the Trusts will make the Joint Information Statement available to you online.

The full Joint Information Statement will be available to review on the Funds’ websites until at least July 1, 2018 at www.transamericafunds.com (for Transamerica International Equity, Transamerica International Small Cap Value, Transamerica Mid Cap Value Opportunities, Transamerica Small/Mid Cap Value and Transamerica Strategic High Income) or www.transamericaseriestrust.com (for Transamerica Small/Mid Cap Value VP and Transamerica TS&W International Equity VP). A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at the following telephone numbers:

Fund	Phone Number
Transamerica International Equity Transamerica International Small Cap Value Transamerica Mid Cap Value Opportunities Transamerica Small/Mid Cap Value Transamerica Strategic High Income	1-888-233-4339
Transamerica Small/Mid Cap Value VP Transamerica TS&W International Equity VP	1-800-851-9777

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.